UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 2, 2003

                              CORE SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                        000-30567             04-3669336
(State or other jurisdiction            Commission            (IRS Employer
     of incorporation)                 File Number)        Identification No.)

                                  705 Broadway
                            Oakland, California            94607
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (510) 451-2883

                              2148 W. Sunset Blvd.
                                  Suite 201-205
                              Los Angeles, CA 90026
          (Former name or former address, if changed since last report)



This current report on form 8-K if filed by Core Solutions, Inc., a Nevada Corporation under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports of nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 and 243.101).



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

                     On April 23, 2003, Christine Favara, sold her controlling interest in Core Solutions, Inc. ("Core") to Tina Cowan. In exchange for the controlling interest owned by Christine Favara, Tina Cowan paid consideration of fifteen thousand and 00/100 ($15,000.00) dollars. A copy of the Stock Purchase Agreement is attached hereto as Exhibit "A" and incorporated herein by this reference.

           On April 24, 2003, Christine Favara nominated, named and elected Tina Cowan as President and Director of Core, Marilou McAuley as Secretary and Director of Core and Robert M. Dermake as Director and Treasurer of Core. Immediately thereafter, Christine Favara resigned her position of Officer and Director of Core.

ITEM 5. OTHER ITEMS.

              Core intends to Amend its Articles of Incorporation to change the name of Core to "Sunshine Ventures, Inc." and to file such amendment(s) with the State of Nevada. The change will be effective on final effectiveness of this filing and is expected to be on or about May 2, 2003.

Core further proposes, through its board of directors, to conduct a 1 for 25,000 reverse-split of its common stock, such that every current shareholder of Core's common stock shall be issued one share of Core's common stock in exchange for every twenty five thousand shares of the Core's common stock held as of the record date April 24, 2003. Fractional shares being rounded up to the next whole share. The number of authorized shares be reduce proportionately. Only shareholders of record at the close of business on April 24, 2003 will participate in the reverse split as set forth in this Paragraph.

Only stockholders of record at the close of business on April 24, 2003 shall be given Notice of the Action by Written Consent. The Company will not solicit proxies.
           ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

           4) The financial statements required hereunder are not included in this Form 8-K report but will be filed no later than June 30, 2003. Attached hereto and made a part of this 8-K is a copy of the executed Stock Purchase agreement, which is the subject of this 8-K SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                      Core Solutions, Inc.
                                          (Registrant)
Date   May 2, 2003                   /s/ Tina Cowan
----   -----------                   --------------
                                       Tina Cowan, President
                                           (Signature)

*Print name and title of the signing officer under her signature.






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                                   Exhibit "A"


                            STOCK PURCHASE AGREEMENT


        This Stock Purchase Agreement dated this 23rd day of April, 2003 (hereinafter THE "AGREEMENT") is made and enter into by and among TINA COWAN (hereinafter THE "BUYER") and CHRISTINE FAVARA (hereinafter THE "SELLER"). Throughout this Agreement, the Buyer and the Seller may be referred to collectively as the "Parties". The effective date of this Agreement shall be as defined hereinbelow),

                                   WITNESSETH:

WHEREAS, the Seller intends to sell to the Buyer shares equal to approximately SEVENTY SEVEN (77%) PERCENT of the issued and outstanding common shares (hereinafter THE "SHARES") IN CORE SOLUTIONS, INC., A NEVADA CORPORATION (THE "CORPORATION");

           WHEREAS, the Corporation is a duly formed and validly existing corporation in good standing under the laws of the State of Nevada; and

           WHEREAS, the Buyer is an individual residing in the State of California; and

           WHEREAS, the Seller is an individual residing in the State of California; and

           WHEREAS, Buyer wishes to purchase from the Seller and the Seller desires to sell to the Buyer the Shares, and

           WHEREAS, the parties are desirous of documenting their representations, warranties, covenants, agreements and conditions relating to the purchase and sale of the Shares into a written agreement.

           NOW, THEREFORE, in consideration of the foregoing, the mutual covenants, representations, agreements and warranties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:




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           1. RECITALS: The foregoing recitals are true and correct in all material respects and are incorporated herein as if fully stated.

           2. DEFINITION: The following terms shall have the following meanings for the purposes of this Agreement:

           2.1 "AGREEMENT" shall mean this Stock Purchase Agreement, including all exhibits and schedules attached hereto, as may be amended from time to time.
2.2 "CLOSING" shall mean the completion of the transactions contemplated in this Agreement.

           2.3 "CLOSING DATE" shall mean the date on which the Closing occurs or is to occur.

           2.4 "EFFECTIVE DATE" shall mean the date the audited financial statements of the Company are executed by Seller and the 10K is filed with the Securities and Exchange Commission

           2.5 "GOVERNMENTAL AUTHORITY" shall mean the government of the United States or any foreign country or any state or political subdivision thereof and any entity, body or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the pension benefit guaranty corporation and other quasi governmental entities established to perform such functions.

           2.5 "LAW" shall mean any law, statue, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agree or imposed by any governmental authority.

           2.6 "LIEN" shall mean any mortgage, lien (except for any lien for taxes not yet due and payable), charge, pledge, security interest, option, lease or sublease, claim, right of any third party or encumbrance.

           2.7 "PERSON" shall mean any individual, corporation, proprietorship, firm, partnership, limited partnership, trust, association or other entity.

           2.8 "PURCHASE PRICE" shall mean the aggregate amount set forth in this Agreement subject to the adjustment provided for in this Agreement.

           2.9 "SHARES" shall mean the common shares of the Corporation being sold by the Seller to the Buyer.

           2.10 "TAXES" shall mean all taxes, charges, fees, duties, levies or other assessments, including income, gross receipts, net proceeds, ad valor, turnover, real and personal property taxes(tangible and intangible), sales, use, franchise, excise, value added, stamp, leasing, lease, user, transfer, fuel, excess profits, occupational, windfall profits, interest equalization, severance, employees' income withholding, unemployment and social security taxes and other withholding taxes, which are imposed by any governmental authority, and such terms shall include any interest, penalties or additions to tax attributable thereto.


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           2.11 "TAX RETURN" shall mean any report, return or other information required to be supplied to a governmental authority in connection with taxes.

           3. SALE AND PURCHASE OF SHARES: The Seller hereby agrees to sell to the Buyer and the Buyer shall purchase and acquire from the Seller the authorized, issued and outstanding shares of the Corporation owned by the Seller (the "Shares").

           4.1 PURCHASE PRICE AND METHOD OF PAYMENT: The Purchase Price for the Shares shall consist of FIFTEEN THOUSAND AND 00/100 ($15,000.00) DOLLARS to be deposited into escrow pursuant to the escrow agreement (attached hereto as Exhibit "A").

           4.2 OTHER AGREEMENTS:

           A. Upon execution of this Agreement and the deposit of the Purchase Price and the Shares into the Exhibit "A" escrow, Seller agrees to remain as officer and director of the Corporation until such time as the audited financial statements are completed, executed by Seller and filed with the SEC. Notwithstanding anything to the contrary contained hereinabove, Buyer, at any time after execution hereof, shall have the right to replace Seller as officer and director of the Corporation. In the event Seller remains as officer and director of the Corporation as set forth hereinabove, Seller shall resign as officer and director of the Corporation upon the audited financial statements being completed, executed by Seller and filed, and thereafter make such nominations for succession as directed by Buyer.

           B. Prior to the Effective date but after transfer of the shares to Buyer and placement of same into the Exhibit A escrow, Seller shall not authorize or issue any addition shares of the Corporation and, upon execution hereof, shall issue a letter representing same which shall be received by and acknowledged by the transfer agent.

           C. After the Effective Date and replacement of Seller as officer and director of the Corporation, the Corporation shall retain Seller as a consultant for the Corporation pursuant to the terms of the Consulting Agreement, attached hereto and incorporated herein as Exhibit "B".

           5. REPRESENTATIONS AND WARRANTIES OF SELLER AND BUYER: The Seller represents and warrants to the Buyer, as of the date of this Agreement and as of the Closing Date (as if such representations and warranties were remade on the Closing Date). As follows:

           5.1 The Corporation is a corporation duly organized, validly existing and in good standing under the laws of Nevada, with all requisite power and authority to own, lease and operate its businesses as it now being owned, operated and conducted. The Corporation is licensed or qualified to do business and is in good standing as a foreign corporation authorized to do business in Nevada and in each jurisdiction where the nature of the properties owned, leased or operated by it and the business where the nature of the properties owned, leased or operated by it in and the business transacted by it requires such

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licensing or qualification. The Corporation has no direct or indirect
Subsidiaries, either wholly or partially owned, and the Corporation does not hold any economic, voting or management interest in any Person or own any security issued by any Person. True, correct and complete copies of the Certificate of Incorporation, By-laws as amended, and minutes (or written consents in lieu of meetings) of the Board of Directors (and all committees thereof) and stockholders of the Corporation have been delivered to the Buyer.

           5.2 AUTHORIZATIONS: The Seller has full power and authority to enter into this Agreement and to consummate the transaction contemplated hereby. The Seller has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered any related agreements required hereby. This Agreement constitutes the legal, valid and binding obligations of the Seller and is enforceable against the Seller in accordance with the terms contained herein.

           5.3 APPROVALS: The execution, delivery and performance by the Seller of this Agreement does not and will not (i) violate or conflict with, results in a breach termination of, constitute a default (or a circumstance which, with or without notice or lapse of time or both, would constitute a default) or give any third party any additional right (including a termination right) under, permit cancellation of, or result in the creation of any lien upon any of the assets or properties of the Seller, or the Seller is a party or by which the Seller, a Subsidiary or any of their respective assets or properties are bound; (ii) permit the acceleration of the maturity of any of the circumstances in which they were made, not misleading.

           The Buyer represents and warrants to the Seller and the Corporation, as of the date of this Agreement and as of the Closing Date (as if such representations and warranties were remade on the Closing Date). As follows:

           5.4 REQUISITE AUTHORITY. The Buyer is an individual with all requisite power and authority to own, lease and operate its businesses as it now being owned, operated and conducted.

           5.4 AUTHORIZATIONS: The Buyer has full power and authority to enter into this Agreement and to consummate the transaction contemplated hereby. The Buyer has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered any related agreements required hereby. This Agreement constitutes the legal, valid and binding obligations of the Buyer and is enforceable against the Buyer in accordance with the terms contained herein.

           5.5 APPROVALS: The execution, delivery and performance by the Buyer of this Agreement does not and will not (i) violate or conflict with, results in a breach termination of, constitute a default (or a circumstance which, with or without notice or lapse of time or both, would constitute a default) or give any third party any additional right (including a termination right) under, permit cancellation of, or result in the creation of any lien upon any of the assets or properties of the Buyer or the Buyer is a party or by which the Buyer or any of their respective assets or properties are bound; (ii) permit the acceleration of the maturity of any of the circumstances in which they were made, not misleading.


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           6.0   MISCELLANEOUS MATTERS:

           (a) To the maximum extent permitted by law, Seller, on behalf of itself and any affiliate thereof, shall hereby and hereafter release, indemnify, hold-harmless and defend Buyer from all liability of the Seller and any other claim or demand regarding the Seller or the activities of the Corporation prior to the date of closing.

           (b) Wherever the context shall require, all words herein in the masculine gender shall be deemed to include the feminine or neuter gender, all singular words shall include the plural, and all plural shall include the singular.

           (c) If any provision hereof is deemed unenforceable by a court of competent jurisdiction, the remainder of this Agreement, and the application of such provision in other circumstances shall not be affected thereby.

           (d) From and after the date of this Agreement, each of the parties hereto agrees to execute whatever additional documentation or instruments as are necessary to carry out the intent and purposes of this Agreement or to comply with any law.

           (e) No waiver of any provision of this Agreement shall be valid unless in writing and signed by the waiving party. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein, shall not be construed as a waiver or relinquishment of any other condition, promise, agreement or understanding set forth herein or of the right to insist upon strict performance of such waived condition, promise, agreement or understanding at any other time.

           (f) Except as otherwise provided herein, each party hereto shall bear all expenses incurred by each such party in connection with this Agreement and in the consummation of the transactions contemplated hereby and in preparation thereof.

           (g) This Agreement may only be amended or modified at any time, and from time to time, in writing, executed by the parties hereto.

           (h) Any notice, communication, request, reply or advice (hereinafter severally and collectively called "Notice") in this Agreement provided or permitted to be given, shall be made or be served by delivering same by overnight mail or by delivering the same by a hand-delivery service, such Notice shall be deemed given when so delivered. For all purposes of Notice, the addresses of the parties set out below their signatures herein shall be their addresses unless later advised in writing.

           (i) Captions herein are for the convenience of the parties and shall not affect the interpretation of this Agreement.

           (j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and this Agreement may be executed by fax.

           (k) This Agreement is not assignable without the written consent of the parties.



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           (l) Provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties, their heirs, executors, administrators, other permitted successors and assigns, if any. Nothing contained in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, not is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, not shall any provision give any third persons any right of subrogation over, or action against, any party to this Agreement.

           (m) This Agreement constitutes the entire agreement and understanding of the parties on the subject matter hereof and supercedes all prior agreements and understandings on the subject thereof.

           (n) The parties hereto agree to cooperate with one another in respect of this Agreement, including reviewing and executing any document necessary for the performance of this Agreement, to comply with law or as reasonably requested by any party hereto, or legal counsel to any party hereto.

           (o) The parties hereto agree to cooperate with one another in respect of this Agreement, including reviewing and executing any document necessary for the performance of this Agreement, to comply with law or as reasonably requested by any party hereto, or legal counsel to any party hereto.

           (q) The law of the State of Nevada shall apply to this Agreement without reference to conflict of law principles, and the sole venue for any dispute or suit between the parties shall be a court of competent jurisdiction in the location of the Buyer in Nevada.

           IN WITNESS WHEREOF, the parties have executed this Agreement on the date above written.

/S/ CHRISTINE FAVARA
 CHRISTINE FAVARA, SELLER
--------------------------

/S/ TINA COWAN
--------------
Tina Cowan, Buyer
Core Solutions, Inc., a Nevada Corporation

By:/s/ Christine Favara
-----------------------
Christine Favara, President



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